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                         [ASTON ASSET MANAGEMENT LOGO]

                                   ASTON FUNDS
                                  (THE "TRUST")

                       ASTON/ABN AMRO HIGH YIELD BOND FUND

                              CLASS N AND I SHARES

                      SUPPLEMENT DATED JUNE 13, 2007 TO THE
                 CLASS N AND I PROSPECTUSES DATED MARCH 1, 2007

                                IMPORTANT NOTICE

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN EACH PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH EACH PROSPECTUS.

The Board of Trustees of the Trust has determined that the termination and liquidation of ASTON/ABN AMRO HIGH YIELD BOND FUND (the "Fund") is in the best interests of the Fund and its shareholders. Effective immediately, the Fund is closed to new or additional investments, provided that the Fund may in its discretion permit investments by 401(k) plans and other similar accounts who require additional time to change investment options. The estimated liquidation date of the Fund is on or about July 18, 2007.



                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUSES FOR FUTURE REFERENCE.

           For more information, please call Aston Funds: 800 992-8151 or visit our Web site at www.astonfunds.com

                                                          ATN HYB SUP NI LQD 607